J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Large Cap Growth Fund

(the “Fund”)

(a series of JPMorgan Trust II)

(All Share Classes)

Supplement dated September 15, 2021

to the Summary Prospectuses, Prospectuses and Statement of Additional Information dated

November 1, 2020, as supplemented

Effective immediately, Holly Fleiss is on leave and will not be involved in the day to day management of the Fund. During the time Ms. Fleiss is on leave, the Fund will continue to be managed by the remaining members of the portfolio management team. Ms. Fleiss is expected to return from her leave on or about January 2, 2022, at which time she will resume her role as a member of the Fund’s portfolio management team.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENT OF ADDITIONAL

INFORMATION FOR FUTURE REFERENCE

SUP-LCG-921